UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2010
ORGANIC ALLIANCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53545	20-0853334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Monterey Street, Suite 202 Salinas, CA 93901
(Address of principal executive offices)
(831) 240.0295
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Page

Item 5.02 - Departure of Directors or Principal Officers; (Election of Directors); Appointment of Principal Officers;	1

SIGNATURES	2

Item 5.02       Departure of Directors or Principal Officers; (Election of Directors); Appointment of Principal Officers;

On April 22, 2010, Tom Morrison, Non Executive Chairman of the Board of Directors, informed the management of Organic Alliance, Inc. (the “Company”) that he was retiring from his position as the Company's Chairman.  The retirement is effective immediately.   There have been no disagreements between Mr. Morrison and the Company.  In connection with his retirement, Mr. Morrison gratuitously reconveyed to the Company for cancellation 1,500,000 shares of the Company’s common stock that was previously granted to him as compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: April 26, 2010	ORGANIC ALLIANCE, INC.

By: /s/ Parker Booth
Parker Booth, Chief Executive Officer